Exhibit 32.1

                            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                                                                                         AS ADOPTED PURSUANT TO SECTION 906 OF THE
  SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Minera Andes Inc. (the “Corporation”), on Form 10-KSB for the twelve month period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen V. Ambrose, President of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                        MINERA ANDES INC.

Date: March 31, 2006                                                                 By:/s/ Allen V. Ambrose
                                               Allen V. Ambrose
                                                                       President